Exhibit 99.2

Q4 & FULL YEAR 2021 INVESTOR PRESENTATION NEO:CCHW | CSE:CCHW | OTCQX:CCHWF | FSE:3LP March 2022

DISCLAIMER AND FORWARD-LOOKING STATEMENTS Disclaimer Columbia Care Inc. (the “Company” or “Columbia Care”) derives a substantial portion of its revenues from the cannabis industry in certain U.S. states, which industry is illegal under U.S. Federal Law. Columbia Care is directly involved in both the adult-use and medical cannabis industry in the states of Arizona, California, Colorado, Illinois and Massachusetts, and in the medical cannabis industry in the states of Delaware, Florida, Maryland, Missouri, New Jersey, New York, Ohio, Pennsylvania, the District of Columbia, Utah, Virginia, and West Virginia, which states have regulated such industries. The cultivation, processing, sale and use of cannabis are illegal under federal law pursuant to the U.S. Controlled Substance Act of 1970 (the “CSA”). Under the CSA, the policies and regulations of the United States Federal Government and its agencies are that cannabis has no medical benefit and a range of activities, including cultivation and the personal use of cannabis, are prohibited. The Supremacy Clause of the United States Constitution establishes that the United States Constitution and federal laws made pursuant to it are paramount and in case of conflict between federal and state law, the federal law shall apply. Until 2018, the federal government provided guidance to federal law enforcement agencies and banking institutions through a series of United States Department of Justice (“DOJ”) memoranda. The most recent such memorandum was drafted by former Deputy Attorney General James Cole in 2013 (the “Cole Memo”). On January 4, 2018, former U.S. Attorney General Jeff Sessions issued a memorandum to U.S. district attorneys that rescinded previous guidance from the U.S. Department of Justice specific to cannabis enforcement in the United States, including the Cole Memo (as defined herein). The former Attorneys General who succeeded former Attorney General Sessions following his resignation did not provide a clear policy directive for the United States as it pertains to state-legal marijuana-related activities. President Joseph R. Biden was sworn in as the 46th United States President on January 20, 2021. President Biden nominated Merrick Garland to serve as Attorney General in his administration, and he was confirmed on March 10, 2021. It is not yet known whether the Department of Justice under President Biden and Attorney General Garland will re-adopt the Cole Memorandum or announce a substantive marijuana enforcement policy. Attorney General Garland stated at a confirmation hearing before the United States Senate that “It does not seem to me a useful use of limited resources that we have, to be pursuing prosecutions in states that have legalized and that are regulating the use of marijuana, either medically or otherwise. I don’t think that’s a useful use.” Nonetheless, there is no guarantee that state laws legalizing and regulating the sale and use of marijuana will not be repealed or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Unless and until the United States Congress amends the CSA with respect to marijuana (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law. Currently, in the absence of uniform federal guidance, as had been established by the Cole memorandum, enforcement priorities are determined by respective United States Attorneys. Columbia Care makes no medical or treatment claims about our products, implied or otherwise, and each patient should consult their treating physician, explore all options, and discuss their personal health to determine whether he or she may be a potential candidate for medical marijuana or other cannabis-derived products. Our products have not been evaluated by the Food and Drug Administration (“FDA”). In addition, our products have not been approved by the FDA to diagnose, treat, cure, or prevent any disease. In addition, we have not conducted clinical trials for the use of our products. Any references to quality, consistency, efficacy and safety of our products are not intended to imply that such claims have been verified in clinical trials. Non-GAAP & Non-IFRS Financial Measures In this presentation, Columbia Care refers to certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Adjusted Gross Margin and to certain non-IFRS financial measures, including Combined Revenue, Combined Adjusted EBITDA, gross profit excluding changes in fair value of biological assets and inventory sold and Combined Gross Profit excluding changes in fair value of biological assets and inventory sold. These measures do not have any standardized meaning in accordance with U.S. GAAP or IFRS and may not be comparable to similar measures presented by other companies. Columbia Care considers certain non-GAAP and non-IFRS measures to be meaningful indicators of the performance of its business. A reconciliation of such non-IFRS financial measures to their nearest comparable IFRS measure is included in this presentation and a further discussion of some of these items is contained in the Company’s Management’s Discussion and Analysis for the three months ended September 30, 2021. Reconciliations of non-GAAP financial measures to their nearest comparable GAAP measures, non-IFRS financial measures to their nearest comparable non-IFRS measures and GAAP and non-GAAP financial measures to IFRS and non-IFRS financial measures are included in this presentation and a further discussion of some of these items will be contained in our annual report on Form 10-K. Cautionary Note Regarding United States Securities Laws This presentation does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities of Columbia Care, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities of Columbia Care have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws and may not be offered or sold within the United States or to, or for the account or benefit of, “U.S. persons,” as such term is defined in Regulation S under the U.S. Securities Act absent registration or an exemption therefrom. Risk Factors For a detailed description of risk factors associated with Columbia Care, refer to the “Risk Factors” section in Columbia Care’s Form 10 dated February 15, 2022, which is available on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

DISCLAIMER AND FORWARD-LOOKING STATEMENTS Caution Concerning Forward-Looking Statements This presentation contains certain statements that constitute forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). Statements concerning Columbia Care’s objectives, goals, strategies, priorities, intentions, plans, beliefs, expectations and estimates, and the business, operations, financial performance and condition of Columbia Care are forward-looking statements. The words “believe”, “expect”, “anticipate”, “estimate”, “intend”, “may”, “will”, “would”, “could”, “should”, “continue”, “plan”, “goal”, “objective”, and similar expressions and the negative of such expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Certain material factors and assumptions were applied in providing these forward-looking statements. Forward-looking information involves numerous assumptions, including assumptions on revenue and expected gross margins, capital allocation, EBITDA break even targets and other financial results; growth of its operations via expansion, for the effects of any transactions; expectations for the potential benefits of any transactions including the acquisition of Green Leaf Medical and Medicine Man, expectations as to organizational impact of executing the Cresco transaction prior to close; statements relating to the business and future activities of, and developments related to, the Company after the date of this presentation, including such things as future business strategy, competitive strengths, goals, expansion and growth of the Company’s business, operations and plans; expectations that planned acquisitions will be completed as previously announced; expectations regarding cultivation and manufacturing capacity; expectations regarding receipt of regulatory approvals; expectations that licenses applied for will be obtained; potential future legalization of adult-use and/or medical cannabis under U.S. federal law; expectations of market size and growth in the U.S. and the states in which the Company operates; expectations for other economic, business, regulatory and/or competitive factors related to the Company or the cannabis industry generally; and other events or conditions that may occur in the future. Forward-looking statements may relate to future financial conditions, results of operations, plans, objectives, performance or business developments. These statements speak only as at the date they are made and are based on information currently available and on the then current expectations. Holders of securities of the Company are cautioned that forward-looking statements are not based on historical facts but instead are based on reasonable assumptions and estimates of management of the Company at the time they were provided or made and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, as applicable, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, including, but not limited to, risks and uncertainties related to: the available funds of the Company and the anticipated use of such funds; the availability of financing opportunities; legal and regulatory risks inherent in the cannabis industry; risks associated with economic conditions, dependence on management and currency risk; risks relating to U.S. regulatory landscape and enforcement related to cannabis, including political risks; risks relating to anti-money laundering laws and regulation; other governmental and environmental regulation; public opinion and perception of the cannabis industry; risks related to contracts with third-party service providers; risks related to the enforceability of contracts; reliance on the expertise and judgment of senior management of the Company, and ability to retain such senior management; risks related to proprietary intellectual property and potential infringement by third parties; risks relating to the management of growth; increasing competition in the industry; risks inherent in an agricultural business; risks relating to energy costs; risks associated to cannabis products manufactured for human consumption including potential product recalls; reliance on key inputs, suppliers and skilled labor; cybersecurity risks; ability and constraints on marketing products; fraudulent activity by employees, contractors and consultants; tax and insurance related risks; risks related to the economy generally; risk of litigation; conflicts of interest; risks relating to certain remedies being limited and the difficulty of enforcement of judgments and effect service outside of Canada; risks related to future acquisitions or dispositions; sales by existing shareholders; limited research and data relating to cannabis; as well as those risk factors discussed under “Risk Factors” in Columbia Care’s Form 10 dated February 15, 2022, filed with the applicable securities regulatory authorities and described from time to time in documents filed by the Company with Canadian and U.S. securities regulatory authorities. The purpose of forward-looking statements is to provide the reader with a description of management’s expectations, and such forward-looking statements may not be appropriate for any other purpose. In particular, but without limiting the foregoing, disclosure in this presentation as well as statements regarding the Company’s objectives, plans and goals, including future operating results and economic performance may make reference to or involve forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. A number of factors could cause actual events, performance or results to differ materially from what is projected in the forward-looking statements. No undue reliance should be placed on forward-looking statements contained in this presentation. Such forward-looking statements are made as of the date of this presentation. Columbia Care undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company’s forward-looking statements are expressly qualified in their entirety by this cautionary statement. This presentation contains future-oriented financial information and financial outlook information (collectively, “FOFI”) about Columbia Care’s revenue, gross margins and adjusted EBITDA, all of which are subject to the same assumptions, risk factors, limitations, and qualifications as set forth in the above paragraph. FOFI contained in this document was approved by management as of the date of this document and was provided for the purpose of providing further information about Columbia Care’s future business operations. Columbia Care disclaims any intention or obligation to update or revise any FOFI contained in this document, whether because of new information, future events or otherwise, unless required pursuant to applicable law. Readers are cautioned that the FOFI contained in this document should not be used for purposes other than for which it is disclosed herein.

4

COMPANY OVERVIEW

Building Scale, Improving Efficiency and Growing Profitability

99
US Retail Locations[1]

32
US Cultivation & Manufacturing Facilities[1]

18
Jurisdictions in US & Europe

$36B+
2026 TAM in Licensed US States[2]

139%
YoY Topline Combined Revenue Growth[3][4]

$473M
FY 2021 Combined Revenue[4]

+2M
Sqft Cultivation & Production Capacity[5]

150+
Acres Outdoor Cultivation Capacity[4]

1) Pro forma facilities either open or under development; includes facilities where Columbia Care provides consultative services pursuant to the terms of a management services arrangement
2) Estimated Sales figures from BDSA Market Forecast as of March 2022, broker research, company estimates
3) Year-over-year growth from FY 2020 to FY 2021, as of March 24, 2022
4) Combined metrics include Ohio dispensary operations prior to close of the CannAscend transaction; IFRS unaudited
5) Total capacity under existing licenses - additional development may be required to achieve

VERTICAL INTEGRATION ON NATIONAL SCALE PENNSYLVANIA NEW YORK MASSACHUSETTS 1 3 2 8 1 3 Vertically Integrated UTAH COLORADO OHIO from Coast to Coast 1 1 5 26 1 5 NEW JERSEY 2 3 Wholesale Distribution DELAWARE in 14 Markets* 1 3 MARYLAND 32 Cultivation and MISSOURI ILLINOIS WEST VIRGINIA 1 4 Manufacturing 1 1 1 2 1 5 Facilities* WASHINGTON DC CALIFORNIA ARIZONA FLORIDA 2 1 2 6 2 2 4 14 99 Retail Locations* VIRGINIA (83 Active / 16 In Development) 2 12 Locations in development in 2022: VA—8, WV—2, NY—4, NJ—1, MD—1 Operational In Development Wholesale Cultivation and Manufacturing Retail Locations * Open or under development; includes facilities where Columbia Care provides consultative services pursuant to the terms of a management services arrangement; as of March 24, 2022

6

ONE OF THE NATION'S LARGEST & MOST EXPERIENCED MSOs

Addressable market is >53% of the U.S. population[1] with significant upside potential

Columbia Care U.S. Footprint


Adult Use Anticipated
Medical Only
Adult Use & Medical
Pursuit Activity
$36B+
Projected 2026 TAM in Licensed US States[1]

Conversion to Medical and Adult-Use Offers Significant Upside

- Columbia Care has experienced 3x-4x top-line revenue growth in states that have already converted from medical-only to medical and adult-use
- Adult-use sales are expected in New Jersey in 2022, New York in 2023, and Virginia in 2024
- Columbia Care's expansive footprint is well positioned for the anticipated conversion of additional markets

Columbia Care Addressable Market[2]

State	Population (M)	Est 2022 Sales (US$M)		Est 2026 Sales (US$M)		Status	Licenses
California	39.6	$	4,188.2	$	6,547.5	Both	Unlimited
Florida	21.3	$	2,318.8	$	3,356.9	Medical	Limited
Colorado	5.7	$	2,124.6	$	2,395.0	Both	Unlimited
Illinois	12.7	$	2,048.4	$	2,545.2	Both	Limited
Massachusetts	6.9	$	1,845.3	$	2,343.8	Both	Limited
Pennsylvania	12.8	$	1,607.7	$	2,197.8	Medical	Limited
Arizona	7.2	$	1,485.9	$	1,838.6	Both	Limited
New Jersey	8.9	$	792.2	$	3,000.0[2]	Both*	Limited
Maryland	6	$	609.6	$	1,275.1	Medical	Limited
Ohio	11.7	$	507.5	$	1,374.8	Medical	Limited
Missouri[3]	6.1	$	361.4	$	934.9	Medical	Limited
New York	19.5	$	189.2	$	5,000.0[2]	Both*	Limited
Utah	3.2	$	132.3	$	311.7	Medical	Limited
Virginia	8.5	$	78.5	$	3,000.0[2]	Both*	Limited
Washington DC[3]	0.7	$	64.2	$	237.0	Medical	Limited
Delaware	1	$	42.3	$	132.9	Medical	Limited
West Virginia	1.8	$	18.1	$	51.8	Medical	Limited
TOTAL	173.6	$	18,414.2	$	36,543.0		

*Adult-use sales pending

1) US Census Bureau, Company estimates, Gallup poll, as of Nov 2020
2) Estimated Sales figures from BDSA Market Forecast as of March 2022, broker research, company estimates
3) Consultative services provided pursuant to terms of a management services arrangement

Columbia Care

2021 BUSINESS HIGHLIGHTS Integrated acquisitions and reinvested in our portfolio to position ourselves for better 15 markets generated positive adjusted EBITDA 1 and 12 markets generated positive cash flow from operations, out of 17 active markets Combined Revenue grew 139% year-over-year 2 driven by additional retail locations; Wholesale sales grew 428% year-over-year Performance Highlights Launched Cannabist rebrand and opened 22 Cannabist-branded retail locations, including the 3 simultaneous rebrand of all medical retail locations in Florida Generated record Combined Revenue of $473.5 million and Added over 1 million square feet of cultivation to our Combined Adjusted EBITDA of footprint through organic and inorganic 4 opportunities; experienced record cultivation yields $85.1 million, in-line with IFRS throughout our cultivation facilities guidance Established and launched house brands nationally in 14 markets, launched popular brand partnerships 5 with Mike Tyson, Professional Fighters League and UFC Champion Julianna Peña Note: Combined metrics include Ohio dispensary operations prior to close of the CannAscend transaction, IFRS unaudited

RECORD REVENUE IN Q4 2021 From Q4 2019 to Q4 2021, Columbia Care has averaged ~25% sequential growth $160.0 +5% $140.0 +21% +19% $120.0 +13% $100.0 Q4 2021 Adj. +51% EBITDA $80.0 of $27.1M +64% $132.3 $139.3 $60.0 Q4 2021 Adj. +14% $109.7 +18% EBITDA Margin $92.5 $40.0 $81.7 of 20% $54.0 $20.0 $33.0 $28.9 $24.5 $0.0 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Note: For the first six months of 2021, revenue includes Ohio dispensary operations prior to close of the CannAscend transaction; Adjusted EBITDA and Adjusted EBITDA margin are non-IFRS figures

FOURTH QUARTER 2021 FINANCIAL HIGHLIGHTS Robust growth on both a sequential and year-over-year basis Revenue Adj. Gross Profit of Adj. EBITDA Adj. Gross Margin of $139.3M $62.0M of $20.6M 45.0% 70%YoY 90% YoY +$16M YoY 452bps YoY growth growth increase increase Introducing 2022 FY Guidance 2022 Guidance(1) Annual Revenue Growth Gross Margin 130% 45% Revenue: CAGR $625M—$675M 2018-2021 Adj. EBITDA: $625-675M $120M—$135M 38% 2022 outlook assumes that adult use sales $474M begin in New Jersey in Q2 2022, but does not include any contribution from future 42% 27% acquisitions, nor does it assume any changes $197.9 in the regulatory environment in markets where Columbia Care currently operates. This also $77.5 excludes markets where a conversion from $39.3 medical only to adult use is under consideration by the Governor and/or 2018A 2019A 2020A 2021A 2022E legislature. 1) As of March 24, 2022. See the “2022 Outlook” section in the Company’s Earnings Release dated March 24, 2022 for further details as well as “Financial Highlights” and “Caution Concerning Forward-Looking Statements” provided elsewhere in this presentation

10

PROFITABILITY TRENDS BY MARKET

Profitability metrics improving throughout national portfolio

Top 5 Markets by Revenue

Q4 2021
- California
- Colorado
- Massachusetts
- Ohio
- Pennsylvania

58%
Of Total Revenue for Q4 2021

Top 5 Markets by Adj. Gross Margin

Q4 2021
- Delaware
- Florida
- Maryland
- New York
- Virginia

59%
Average Q4 2021 Adj. Gross Margin

Top 5 Markets by Adj. EBITDA

Q4 2021
- Colorado
- Maryland
- Massachusetts
- Pennsylvania
- Virginia

66%
Of Total Adj. EBITDA for Q4 2021

Top 5 Markets by Adj. EBITDA Margin

Q4 2021
- Delaware
- Illinois
- Maryland
- Pennsylvania
- Virginia

43%
Average Q4 2021 Adj. EBITDA Margin

Note: Markets listed alphabetically

Average Adj. Gross Margin by Length of Market Operations



41%
43%
49%
42%
Overall
45%
43%
45%
41%
24+ Months
31%
37%
48%
45%
15-24 Months
-15%
16%
68%
51%
<15 Months
Q1 2021
Q2 2021
Q3 2021
Q4 2021

Margin Improvement Highlights

- ✓ **Utah, Missouri, Virginia** – newest markets open <15 Months are ramping, led by Virginia
- ✓ **New Jersey** – 1 retail location and 1 additional cultivation site under development
- ✓ **Florida** – continued scale and yield improvements and discounting discipline
- ✓ **California** – Cultivation upgrades to increase yield, efficiency, and quality of production in light of wholesale market softness and pricing pressure are nearly complete
- ✓ **Colorado** – implementing cultivation improvements to increase yields, quality and utilization of manufacturing capacity
- ✓ **Pennsylvania** – additional cultivation capacity and bringing our brands into market to improve margin and generate additional wholesale opportunities; normalization of wholesale pricing

* Excludes changes in fair value of biological assets and inventory sold for all periods presented, as well as $1.4 million in Q3 2021and Q2 2021 and $0.1 million in Q1 2021 related to the mark-up of inventory acquired in acquisitions

Columbia Care

11

GROWTH TRAJECTORY & 2021 CATALYSTS

Accelerated CAPEX in Q4 2021 for developing markets, such as NJ, NY, VA, WV and ongoing cultivation expansion and upgrades. CAPEX spend continues to generate returns as infrastructure comes online in operational markets, driving increasing gross margin*


90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
$Th
60
50
40
30
20
10
0
%
77,445
42,885
7,232
25,029
40,062
45,183
27%
38%
41%
43%
49%
45%
FY 2019
FY 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
CAPEX
Adj. Gross Margin* %

*Excludes changes in fair value of biological assets and inventory sold for all periods presented, as well as $1.4 million in Q3 2021 and Q2 2021 and $0.1 million in Q1 2021 related to the mark-up of inventory acquired in acquisitions

Multiple Catalysts Propelling Growth in 2022

- Accelerating canopy & 1 retail location to open in **New Jersey** in line with adult use in 2022
- Ramping cultivation & production capacity in ~1M sqft greenhouse in **New York**
- 8 additional retail locations to open in growing **Virginia** medical program
- Expanded product offerings, new branding & operational improvements drive growth in **Florida**
- 3 retail locations open and 2 additional in development in **West Virginia**
- Increased product offerings and additional cultivation online in **Ohio** & **Pennsylvania**
- Continued rollout of **Cannabist** retail experience; expanding branded product distribution
- Ramping in newly opened markets of **Utah** & **Missouri**



Steele, CO

12

PRIORITY GROWTH MARKETS ON THE HORIZON

Columbia Care in New York

$5B+
Projected TAM[1]



- **8** Retail Locations (4 Active, 4 In development)
- **~90k sqft** Existing Cultivation & Production in Rochester and Phase 1 of Long Island greenhouse
- **~910k sqft** Additional Cultivation & Production Capacity in Riverhead, NY; First Harvest Completed in Dec 2021

MARKET UPDATES

- On March 31, 2021 Legislation (S.854-A/A.1248-A) was signed, legalizing adult-use cannabis and expanding the medical marijuana and cannabinoid hemp programs
- The list of qualifying conditions for the medical cannabis program is expanded; whole cannabis flower to entered market in October 2021
- Columbia Care is among existing Registered Organizations that will be able to operate up to 8 retail locations (5 medical + 3 co-located medical/adult-use) and remain vertically integrated

Columbia Care in New Jersey

$3B+
Projected TAM[1]



- **3** Retail Locations (2 Active, 1 In Development)
- **~50k sqft** Existing Cultivation & Production Capacity in Vineland, NJ
- **~270k sqft** Additional Cultivation & Production Capacity in development in Vineland, NJ

MARKET UPDATES

- Columbia Care is among the existing medical operators that will be able to operate up to 3 co-located retail locations, 2 cultivation facilities providing up to 150k sqft of cultivation canopy
- Medical market continues to grow; pending legislation for subsidization of medical cannabis through Medicaid shows permeance of medical track in Garden State
- Columbia Care will open 1 additional retail location in 2022

Columbia Care in Virginia

$3B+
Projected TAM[1]


Leaf
Leaf

- **12** Retail Locations (4 Active, 8 In Development)
- **~147,765k sqft** Existing Cultivation & Production Capacity
- **~30k sqft** Additional Cultivation & Production Capacity

MARKET UPDATES

- Medical operators are included in VA adult use, with guardrails; vertically integrated operators pay a $1 million fee to opt-in to adult-use
- Adult-use sales are currently slated to begin on January 1, 2024. Legalizing possession and personal cultivation without providing for legal commerce is increasing pressure on lawmakers to have early adult-use sales
- Flower introduced to the medical market in September 2021

1) Estimated Sales figures from BDSA Market Forecast as of March 2022, broker research, Company estimates

EXPANDING RETAIL OPERATIONS Active Retail Locations by Quarter(1) 90 83 80 79 69 73 70 67 60 59 50 40 35 34 30 25 16 18 20 13 10 0 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Columbia Care TGS Project Cannabis THCSD gLeaf Medicine Man Retail Highlights • Opened first retail location in Hermann, Missouri • In December, rebranded all 14 Florida retail locations to Cannabist, bringing the total of • In November, completed acquisition of Medicine Cannabist locations opened in 2021 to 22 Man, adding 4 retail locations to our Colorado footprint • 16 additional retail locations in development in 2022—VA: 8, WV: 2, NY: 4, NJ: 1 and MD: 1 • Opened additional retail location in the suburb of Richmond, Virginia 1) Active implies first sale made Note: Acquisition of Medicine Man closed November 1, 2021; Dispensary count as of March 24, 2022

14







CULTIVATION HIGHLIGHTS

35K
Incremental Sqft
Added in Q4 2021

884K+
Total Planned Sqft
Incremental Capacity

65 grams
Average Yield per Sqft
(DWE per harvest)

Key Cultivation Upgrades & Expansions

Market	Status	Notes
AZ	Ongoing	Continuing to upgrade current infrastructure to improve efficiency
CA	Ongoing	LED installation to increase yield and efficiency 100% complete, awaiting approval for additional cultivation capacity
CO	Complete	Completed all planned CAPEX spend/capital improvements in indoor Steele, CO facility. Improvements to outdoor grow materializing with harvest that began in late Q3
MA	Ongoing	Upgrades to manufacturing and processing equipment, evaluating options for additional canopy
NY	Ongoing	Cultivation operations for Phase I complete, subsequent phases to begin in 2022
NJ	Ongoing	Second cultivation facility in Vineland II is under construction to complete Phase I in 1H 2022
OH	Ongoing	Phase I of incremental canopy construction to complete Q1 2022. Phase II expected to be completed in 1H 2022
PA	Ongoing	Expansion of gLeaf cultivation facilities delayed, but underway for 2022 phased approach
VA	Ongoing	Construction of cultivation expansion to complete 1H 2022
WV	Complete	Cultivation operations began in July 2021

Columbia Care

LOW-COST CULTIVATION, EFFICIENT & SCALABLE PRODUCTION 32 facilities with +2 million sq. ft of cultivation and manufacturing capacity Jurisdiction Facility Count Total Size (sqft) Status Arizona 2 34,800 Operational California 2 81,600 Operational Colorado 6 185,253 Operational Delaware 1 20,000 Operational Florida 4 105,373 Operational Illinois 1 32,802 Operational Maryland 1 42,000 Operational Massachusetts 1 38,890 Operational Missouri(1) 1 12,630 Operational 50,724 Operational New Jersey 2 270,000 Under development 88,346 Operational New York 2 710,000(2) Under development Ohio 2 117,722 Operational 100,000 Operational Pennsylvania 1 174,000 Under development Utah 1 11,371 Under development Virginia 2 147,765 Operational Washington DC(1) 2 16,591 Operational West Virginia 1 39,293 Operational Total 32 2,278,710 1) 2) Phase One of Riverhead, NY greenhouse facility is operational; first harvest was completed in December 2021

ACQUISITIONS – INDUSTRY CONSOLIDATOR Strategic, Accretive, Transformational Acquisitions Provide Depth in Operational Markets Date Closed Sept. 2020 Dec. 2020 Jan. 2021 June 2021 Nov. 2021 Dec. 2021 Upfront $140.0M $69.0M $15.0M $240.0M $42.0M $42.5M Consideration 1.2x 2021 Revenue Acquisition Multiple < ~2.0x LTM Revenue < ~2.0x LTM Revenue 4.8x 2021 Adj. EBITDA 4.5x 2021 Adj. EBITDA 1.5x 2021 Adj. EBITDA 4.7x 2021 Adj. EBITDA State Operations CO CA CA MD, VA, PA, OH CO NY Retail Locations 23 4 1 10 4—Cultivation & 6 Facilities 1 Facility 3 Facilities 1 Facility 1 Facility -Manufacturing 184,000sqft 36,000sqft 400,000sqft(1) ~35,000sqft 940,000sqft(1) 1) Includes in-development expansion projects

FINANCIAL HIGHLIGHTS (in US$ thousands) FY 2021A Q1 2021A Q2 2021A Q3 2021A Q4 2021A 2022 Guidance P&L / Cash Flow Revenue 473,834 92,492 109,744 132,322 139,276 $625M—$675M Adj. EBITDA 60,818 5,035 10,420 24,771 20,592 $120M—$135M Interest Expense 30,000 5,007 5,622 8,057 11,314 Capital Expenditure 117,506 7,232 25,029 40,062 45,183 Balance Sheet Cash 82,198 176,498 148,750 116,931 82,198 PP&E 355,976 119,971 213,138 258,885 355,976 Total Assets 1,417,021 867,485 1,365,395 1,372,490 1,417,021 Total Liabilities 783,565 462,980 763,486 810,784 783,565 Shareholder’s Equity 633,456 404,505 601,909 561,706 633,456 Note: Results are reported in US GAAP; Q1 2021 & Q2 2021 Revenue and Adjusted EBITDA (Non-GAAP) are presented as Combined metrics, including the Ohio assets prior to close of the CannAscend transaction on July 1, 2021

18

FOURTH QUARTER STATE HIGHLIGHTS

Top 5 Markets by Combined Revenue: California, Colorado, Massachusetts, Ohio, Pennsylvania

Top 5 Markets by Adjusted EBITDA: Colorado, Maryland, Massachusetts, Pennsylvania, Virginia

Market	Commentary
California	• Sequential improvement in EBITDA margin of 6% • Manufacturing focus on AMBER Live Resin, Triple Seven and Seed & Strain vapes • Wholesale margin improvement • DTLA upgrades complete to increase yield and efficiency
Colorado	• Beginning pricing adjustment to be more competitive and maintain market share • Outdoor harvest yield favorable; completed significant wholesale volume to move excess biomass • Reduction of SKUs in effort to focus product on high demand/margin products and increase throughput • Record indoor harvest in Q4 2021
Florida	• Successfully completed the simultaneous Cannabist rebranding at 14 dispensaries • Retail sales steadily increasing and more product varieties available • EBITDA Margin improvement in Q4 2021 • Genetics and flower quality has improved; focus on expanding CO_2 product lines, increasing edibles and other manufactured products
Illinois	• Production efficiencies resulting in >30% THC products and strong terpene profiles • Focus on automation in manufacturing facilities • Introduction of flavored vapes has increased revenue and throughput
Massachusetts	• Benefitted from sales of downtown Boston Cannabist dispensary, revenue increased 20% sequentially • Record wholesale and improved margins in Q4 2021 • Improved garden and focus on SOPs resulting in cultivation improvements • Streamlining kitchen products to supply adult-use and medical menus and wholesale

Columbia Care

19

FOURTH QUARTER STATE HIGHLIGHTS

Top 5 Markets by Combined Revenue: California, Colorado, Massachusetts, Ohio, Pennsylvania

Top 5 Markets by Adjusted EBITDA: Colorado, Maryland, Massachusetts, Pennsylvania, Virginia

Market	Commentary
New Jersey	• Record revenue weeks in Q4; sequential growth in gross margin and EBITDA • Record wholesale revenue in Q4 2021 • Establishing wholesale partnerships to ensure products are available for patients • Received manufacturing approval, allowing more products to reach the market • Adult-use expected to begin in 2022
New York	• Sequential growth in revenue, gross margin and EBITDA; improved revenue per square foot • Whole flower sales began in 2H 2021 • Continued focus on wholesale opportunities and new product launches • Ramp up of cultivation at Riverhead cultivation facility, first harvest completed in December 2021
Ohio	• Canopy expansion underway at Mt. Orab • Strong wholesale relationships; Columbia Care flower in almost all dispensaries in the state • Improved margins in Q4 2021
Pennsylvania	• Overall market softness and reduced wholesale opportunities in Q4 2021 led to decline in revenue, Gross Margin and EBITDA • Continuing operational improvements to increase efficiencies • Additional 174K sqft of cultivation capacity under development
Virginia	• Cultivation expansion underway to meet demand; whole flower sales allowed • Opened Short Pump dispensary in Q4 2021; 8 additional retail locations in pursuit for a total of 12 retail locations • Working with all licensed operators in the state to continue to build wholesale opportunities

Columbia Care

BRANDS

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CANNABIST EXPANSION

Columbia Care's new retail storefront experience is centered on making shopping simple and approachable for the vast range of experience levels as cannabis use is normalized and legalized across the U.S., with knowledgeable staff and technology-enhanced interaction.

26 Cannabist Locations Open to Date

- Tempe, AZ
- San Diego, CA
- Villa Park, IL
- Lowell, MA
- Springville, UT
- Boston, MA
- Deptford, NJ
- Hermann, MO
- All 14 FL locations
- Virginia Beach, VA
- Williamstown, WV
- Beckley, WV
- Brooklyn, NY
- St. Albans, WV

Near-term Pipeline

2 WV locations; Portsmouth, VA; Chicago, IL; Prescott, AZ

Early Insights - Cannabist Rebrand Impact

Villa Park, IL Case Study[1]

- +15% increase in revenue
- +19% increase in number of transactions
- Top 3 all-time highest weekly sales occurred since rebrand







1) Comparison of first 7 full weeks of operation as Cannabist to prior 7 weeks of operation prior to rebrand

A RETAIL PLATFORM BUILT FOR CONTINUOUS INNOVATION How do you want to feel today? Technology and efficiency innovation will continue to heighten the in-store and at-home shopping experience at Cannabist and create an all-encompassing ecosystem from home to dispensary and online. Forage is our online cannabis discovery tool that matches strain and product recommendations to how you want to feel. We are the first cannabis company to bring a technology solution like this to the market and offers a truly unique consumer experience. Since the launch of Forage in June, we have seen increased adoption on mobile and the way the product is being leveraged in stores. We are continuing to invest in more opportunities around branded advertising and engaging content.

BUILDING NATIONAL BRAND AND PRODUCT PORTFOLIO Growing our proprietary brand footprint through expanded market penetration and wholesale reach In-house brands accounted for 67% of all flower sold at Columbia Care owned dispensaries Wholesale distribution expanded to 14 markets in 2021, expected to be 15 by Q3 2022 Columbia Care house brands are currently available in 14 markets, expected to reach all operational markets by Q3 2022 Columbia Care currently has 49 different product categories across its house brands

ROOTED IN LAND & HARVESTED BY HAND We believe in the naturally restorative properties of cannabis and we proudly propagate that belief by sharing our bounty of flower with you Upscale yet accessible, Seed & Strain is the most widely distributed brand across the entire portfolio and can be found in 85% of retail locations in Illinois. Seed & Strain accounts for 12% of all flower brands sold at Columbia Care affiliated retail locations. We increased our wholesale footprint and distribution in several key markets and launched 43 new SKUs in 2021

THE PERFECT BALANCE OF ART AND SCIENCE. Our Cannabis is at the uppermost end of the quality spectrum, and our strains are unwavering in consistency. We’ve gone above and beyond the highest industry standards to cultivate the best strains that deliver every time Our ultra-premium brand has national penetration and is now available in 6 markets. Triple Seven flower and pre-rolls are also distributed in 80% of retail locations in Illinois In Q4, Triple Seven won multiple awards in the Illinois High Times Cannabis Cup, including 1st Place Hybrid Flower and 3rd Place Sativa Flower

Classix is our every day, timeless lifestyle brand that celebrates incredible cannabis moments shared with friends Classix successfully launched in 5 markets (AZ, MA, IL, DE, & NJ), and represented the single largest launch week for a brand in Columbia Care history totaling 12% of all sales on day 1, and 14% of all sales after the first week*. The launch of Classix also marked industry’s widest multi-state flower brand launch in a single day. Classix is now available in DC, MD and CA Classix will officially be released in 7 additional states in 2022 *Note: For markets in which the product is available

TYSON IS BACK. Tyson 2.0 is an extraordinary balance of premium and affordable, full-spectrum cannabis flower, concentrates, and consumables available at retailers nationwide. Tyson 2.0 launched with Columbia Care as its exclusive national cultivation and manufacturing partner Tyson 2.0 currently offers 3.5g flower, a 0.5g pre-roll and 28g flower and is sold through both our wholesale and retail channels Tyson 2.0 launched in December 2021, and is currently available in MA, IL and CO. We expect the Tyson 2.0 products to be available in FL, DE, MD, VA, PA, DC, OH and AZ in 2022

Formulations crafted by connoisseurs Vibes crafted by you AMBER is now offered across Delaware, Massachusetts, and California in whole shatter, shatter vapes, and live resin vapes California launched AMBER Diamonds and Live Sauce, two elevated concentrates that will situate AMBER as a sophisticated concentrates brand Ohio will also launch AMBER wax, crumble, and shatter

BRAND PARTNERSHIPS Launching new product lines and strategic partnerships • Committed to partnering with brands that have built engaged communities and loyal customer bases, we launched new product lines and strategic partnerships with Pitbull and Mike Tyson, as well as partnerships with the Professional Fighters League and UFC Champion Julianna Peña • Mike Tyson launched Tyson 2.0 and announced Columbia Care as its exclusive national cultivation and manufacturing partner. Tyson 2.0 products will be available through our dispensary network and wholesale to other retailers

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AWARD-WINNING PRODUCTS & SERVICES

High Times Cannabis Cup Illinois 2021

- **Hybrid Flower 1st Place:** Triple 7, Rainbow Runtz
- **Indica Flower 2nd Place:** Seed & Strain, Velvet Glove
- **Pre-Roll 2nd Place:** Seed & Strain, Cherry Chem
- **Sativa Flower 3rd Place:** Triple 7, Tropical Runtz

SEED & STRAIN CANNABIS CO

TR7PLE SE7EN

Clio Cannabis Awards 2021

- **Clio Cannabis Bronze Award:** Forage, Digital/Mobile E-Commerce Category



WEEDCon 2021 Harvest Cup

- **Best Flower - Hybrid:** Triple 7, Peanut Butter Breath

TR7PLE SE7EN

MarCom 2021

- **Gold Award:** Forage, Mobile Buying Experience Category
- **Platinum Award:** Cannabist, Branding Refresh Category

Columbia Care